SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than Registrant [  ]

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[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

SIMMONS FIRST NATIONAL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]        No fee required.

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SIMMONS FIRST NATIONAL CORPORATION

February 20, 2004

Dear Shareholder:

It is our pleasure to enclose the 2003 annual report. This report highlights the history of your company while the financials are enclosed in the attached 10-K Form.

Our annual shareholders meeting will be held on the evening of Tuesday, March 30, 2004, at the Pine Bluff Convention Center. As is our custom, you and your spouse, or guest, are cordially invited to join us for dinner, which will be served at 6:30 p.m. The business meeting will follow at 7:45 p.m. We expect to conclude by 9 p.m.

Your dinner reservation form is included with your proxy, which is also enclosed with our proxy statement, and a return envelope for your convenience. Please read the proxy statement and return your proxy and dinner reservations promptly.

We thank you again for your support, and we look forward to seeing you on March 30.

Sincerely,

/s/ J. Thomas May

J. Thomas May
Chairman, President and Chief Executive Officer

JTM/sm

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF SIMMONS FIRST NATIONAL CORPORATION:

        NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Simmons First National Corporation will be held at the Banquet Hall of the Pine Bluff Convention Center, Pine Bluff, Arkansas, at 7:15 P.M., on Tuesday, March 30, 2004 for the following purposes:

1.	To fix at 8 the number of directors to be elected at the meeting;

2.	To elect 8 persons as directors to serve until the next annual shareholders’ meeting and until their successors have been duly elected and qualified;

3.	To amend the Articles of Incorporation to reduce the par value of the Class A Common Stock of the Company from $1.00 per share to $0.01 per share and to eliminate the authority to issue Class B Common Stock, Class A Preferred Stock and Class B Preferred Stock; and

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        Only shareholders of record at the close of business on January 22, 2004, will be entitled to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS:

John L. Rush, Secretary
Pine Bluff, Arkansas
February 20, 2004

ANNUAL MEETING OF SHAREHOLDERS

SIMMONS FIRST NATIONAL CORPORATION
P.O. Box 7009
Pine Bluff, Arkansas 71611

PROXY STATEMENT
Meeting to be held on March 30, 2004
Proxy and Proxy Statement furnished on or about February 20, 2004

        The enclosed proxy is solicited on behalf of the Board of Directors of Simmons First National Corporation (the “Company”) for use at the annual meeting of the shareholders of the Company to be held on Tuesday, March 30, 2004, at 7:15 p.m., at the Banquet Hall of the Pine Bluff Convention Center, Pine Bluff, Arkansas, or at any adjournment or adjournments thereof. When such proxy is properly executed and returned, the shares represented by it will be voted at the meeting in accordance with any directions noted thereon, or if no direction is indicated, will be voted in favor of the proposals set forth in the notice.

REVOCABILITY OF PROXY

        Any shareholder giving a proxy has the power to revoke it at any time before it is voted.

COSTS AND METHOD OF SOLICITATION

        The costs of soliciting proxies will be borne by the Company. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, telegraph and personal interview. These persons will receive no compensation other than their regular salaries, but they will be reimbursed by the Company for their actual expenses incurred in such solicitations.

OUTSTANDING SECURITIES AND VOTING RIGHTS

        At the meeting, holders of the $1.00 par value Class A common stock (the “Common Stock”) of the Company, the only class of stock of the Company outstanding, will be entitled to one vote, in person or by proxy, for each share of the Common Stock owned of record, as of the close of business on January 22, 2004. On that date, the Company had outstanding 14,111,927 shares of the Common Stock; 2,103,110 of such shares were held by Simmons First Trust Company (“SFTC”), in a fiduciary capacity, of which 145,522 shares will not be voted at the meeting. Hence, 13,966,405 shares will be deemed outstanding and entitled to vote at the meeting.

        All actions requiring a vote of the shareholders must be taken at a meeting in which a quorum is present in person or by proxy. A quorum consists of a majority of the outstanding shares entitled to vote upon a matter. With respect to each proposal subject to a stockholder vote, other than the election of directors, approval requires that the votes cast for the proposal exceed the votes cast against it. The election of directors will be approved, if each director nominee receives a plurality of the votes cast. All proxies submitted will be tabulated by SFTC.

        With respect to the election of directors, a shareholder may withhold authority to vote for all nominees by checking the box “withhold authority for all nominees” on the enclosed proxy or may withhold authority to vote for any nominee or nominees by checking the box “withhold authority for certain nominees” and lining through the name of such nominee or nominees for whom the authority to vote is withheld as it appears on the enclosed proxy. The enclosed proxy also provides a method for shareholders to abstain from voting on each other matter presented. By abstaining, shares will not be voted either for or against the subject proposals, but will be counted for quorum purposes. While there may be instances in which a shareholder may wish to abstain from voting on any particular matter, the Board of Directors encourages all shareholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

        An abstention or a broker non-vote, (i.e., when a shareholder does not grant his or her broker authority to vote his or her shares on non-routine matters) will have no effect on any item to be voted upon by the shareholders.

        In the event a shareholder executes the proxy but does not mark the ballot to vote (or abstain) on any one or more of the proposals, the proxy solicited hereby confers discretionary authority to the named proxies to vote in their sole discretion with respect to such proposals. Further, if any matter, other than the matters shown on the proxy, is properly presented at the meeting which may be acted upon without special notice under Arkansas law, the proxy solicited hereby confers discretionary authority to the named proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting. On the date of the mailing of this Proxy Statement, the Board of Directors has no knowledge of any such other matter which will come before the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth all persons known to management who own, beneficially or of record, more than 5% of the outstanding Common Stock, the number of shares owned by the named Executive Officers in the Summary Compensation Table and by all Directors and Executive Officers as a group.

Name and Address of Beneficial Owner	Shares Owned Beneficially [a]	Percent of Class
Simmons First National Corporation
Employee Stock Ownership Trust [b]	1,239,330	8.87%
501 Main Street
Pine Bluff, AR 71601
Barry L. Crow [c]	74,587	*
Robert A. Fehlman [d]	15,804	*
J. Thomas May [e]	316,724	2.27%
Tommie Jones [f]	21,828	*
All directors and officers as a group (12 persons)	616,217	4.42%

    *       The shares beneficially owned represent less than 1% of the outstanding common shares.

    [a]        Under the applicable rules, “beneficial ownership” of a security means, directly or indirectly, through any contract, relationship, arrangement, undertaking or otherwise, having or sharing voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Unless otherwise indicated, each beneficial owner named has sole voting and investment power with respect to the shares identified.

    [b]        The Simmons First National Corporation Employee Stock Ownership Plan (“ESOP”) purchases, holds and disposes of shares of the Company’s stock. The Executive Compensation and Retirement Committee directs the trustees of the ESOP trust concerning when, how many and upon what terms to purchase or dispose of such shares, other than by distribution under the ESOP. Shares held by the ESOP may be voted only in accordance with the written instructions of the plan participants, who are all employees or former employees of the Company and its subsidiaries.

    [c]        Mr. Crow owned of record 20,292 shares; 24,705 shares were held in his fully vested account in the ESOP; 4,368 shares were held in his IRA account; 2,476 were held jointly with his wife; 2,546 shares were held in a trust created by his wife; 600 shares were held in his wife’s IRA and 19,600 shares were deemed held through exercisable incentive stock options.

    [d]        Mr. Fehlman owned of record 1,516 shares; 3,128 shares were held in his fully vested account in the ESOP and 11,160 shares were deemed held through exercisable incentive stock options.

    [e]        Mr. May owned of record 116,966 shares; 18,506 shares were held in his IRA account; 923 shares were owned by his wife; 428 shares were owned by his stepchildren; 14,901 shares were held in his fully vested account in the ESOP; and 165,000 shares were deemed held through exercisable stock options.

    [f]        Ms. Jones owned of record 2,800 shares; 35 shares were owned jointly with her spouse; 8,393 shares were held in her fully vested account in the ESOP and 10,600 shares were deemed held through exercisable incentive stock options.

ELECTION OF DIRECTORS

        The Board of Directors of the Company recommends that the number of directors to be elected at the meeting be fixed at eight (8) and that the persons named below be elected as such directors, to serve until the next annual meeting of the shareholders and until their successors are duly elected and qualified. Each of the persons named below is presently serving as a director of the Company for a term which ends on March 30, 2004, or such other date upon which a successor is duly elected and qualified. The Board has determined that each of the nominees for director, except J. Thomas May, satisfy the requirements to be an independent director as set forth in listing standards of NASDAQ.

        The proxies hereby solicited will be voted for the election of the nominees shown below, unless otherwise designated in the proxy. If at the time of the meeting any of the nominees should be unable or unwilling to serve, the discretionary authority granted in the proxy will be exercised to vote for the election of a substitute or substitutes. Management has no reason to believe that any substitute nominee or nominees will be required.

        The table below sets forth the name, age, principal occupation or employment during the last five years, prior service as a director of the Company, the number of shares and percentage of the outstanding Common Stock beneficially owned, with respect to each director and nominee proposed, as reported by each nominee:

Name	Age	Principal Occupation [a]	Director Since	Shares Owned [b]	Percent of Class
William E. Clark	60	Chairman and Chief Executive	2001	1,600 [c]	*
		Officer, CDI Contractors, LLC
		(Construction); President, Bragg's
		Electric Construction Company
Steven A. Cosse	56	Senior Vice President, Secretary	2004	832 [d]	*
		and General Counsel,
		Murphy Oil Corporation
Lara F. Hutt, III	68	President, Hutt Building	1995 [e]	74,508 [f]	*
		Material Company, Inc.
George Makris, Jr	47	President, M. K.	1997	19,900 [g]	*
		Distributors, Inc.
		(Beverage Distributor)
J. Thomas May	57	Chairman, President and Chief	1987	316,724 [h]	2.24
		Executive Officer of the
		Company; Chairman and Chief
		Executive Officer of Simmons
		First National Bank
David R. Perdue	69	Vice President, JDR, Inc.	1976	39,000 [i]	*
		(Investments)
Harry L. Ryburn	68	Orthodontist	1976	2,628 [j]	*

Henry F. Trotter, Jr	66	President, Trotter	1995 [k]	37,754 [l]	*
		Ford, Inc. and President,
		Trotter Auto, Inc.

    *     The shares beneficially owned represent less than 1% of the outstanding common shares.

    [a]        All persons have been engaged in the occupation listed for at least five years.

    [b]        “Beneficial ownership” of a security means, directly or indirectly, through any contract, relationship, arrangement, undertaking or otherwise, having or sharing voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose or to direct the disposition of such security. Unless otherwise indicated, each beneficial owner named has sole voting and investment power with respect to the shares identified.

    [c]        Mr. Clark is the general partner in a family limited partnership which owns 1,600 shares which are attributable to him.

    [d]        Mr. Cosse owns 832 shares jointly with his spouse.

    [e]        Prior to his election in 1995, Mr. Hutt had served as a director from 1976 through 1992.

    [f]        Mr. Hutt owned of record 60,708 shares; and 13,800 shares were owned by his wife.

    [g]        Mr. Makris owned of record 7,200 shares; 2,000 shares were held in his IRA; 6,400 shares were held as custodian for his minor children; 2,300 shares were held in his wife’s IRA; 2,000 shares are held in the M-K Distributors’ Profit Sharing Trust of which Mr. Makris is a trustee with shared dispositive and voting power.

    [h]        Mr. May owned of record 116,966 shares; 18,506 shares were held in his IRA account; 923 shares were owned by his wife; 428 shares were owned by his stepchildren; 14,901 shares were held in his fully vested account in the ESOP; and 165,000 shares were deemed held through exercisable stock options.

    [i]        Mr. Perdue owned of record 35,370 shares and 3,630 shares were owned by his wife.

    [j]        Dr. Ryburn and his wife are general partners in a family limited partnership which owns 123,624 shares pursuant to which 2,472 shares held by the partnership are attributable to Dr. Ryburn and 156 shares are held by Greenback Investment Club which are attributable to Dr. Ryburn.

    [k]        Prior to his election in 1995, Mr. Trotter had served as a director from 1973 through 1992.

    [l]        Mr. Trotter owned of record 28,664 shares and 9,090 shares were owned by Bluff City Leasing, Inc., of which Mr. Trotter is President.

Committees and Related Matters

        During 2003, the Board of Directors of the Company maintained and utilized the following committees: Executive Committee, Audit & Security Committee, Executive Compensation and Retirement Committee and Nominating and Corporate Governance Committee. In November, 2003, the Board approved the combination of the Executive Compensation and Retirement Committee and the Nominating and Corporate Governance Committee into the Nominating, Compensation and Corporate Governance Committee to be effective on January 1, 2004.

        During 2003, the Audit & Security Committee was composed of David Perdue, Lara F. Hutt, III, Bill Clark and George Makris, Jr. This committee provides assistance to the Board in fulfilling its responsibilities concerning accounting and reporting practices, by regularly reviewing the adequacy of the internal and external auditors, the disclosure of the financial affairs of the Company and its subsidiaries, the control systems of management and internal accounting controls. During 2003, this Committee met 13 times.

        The Executive Compensation and Retirement Committee, which was composed of, George A. Makris, Jr., Harry L. Ryburn, Henry F. Trotter, Jr., W. E. Ayres (non-voting Advisory Director), Louis L. Ramsay, Jr. (non-voting Advisory Director) and Jerry Watkins (non-voting Advisory Director) during 2003, fixes the compensation of executive officers of the Company, adopts the salary programs for other personnel and administers the retirement and employee benefit plans of the Company. During 2003, the Executive Compensation and Retirement Committee met 6 times.

        The Nominating and Corporate Governance Committee composed of Bill Clark, George Makris, Jr., Harry L. Ryburn , Mary Pringos (Director of Simmons First National Bank), W. E. Ayres (non-voting Advisory Director), Louis L. Ramsay, Jr. (non-voting Advisory Director) and Jerry Watkins (non-voting Advisory Director). During 2003, the Nominating and Corporate Governance Committee met 6 times.

        The Company encourages all board members to attend the annual meeting. Historically, the directors of the Company and its subsidiaries are introduced and acknowledged at the annual meeting. All of the directors attended the Company’s 2003 annual meeting.

        The Board of Directors of the Company met 12 times during 2003, including regular and special meetings. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and of all committees on which such director served.

Certain Transactions

        From time to time Simmons First National Bank, Simmons First Bank of Russellville, Simmons First Bank of South Arkansas, Simmons First Bank of Jonesboro, Simmons First Bank of Searcy, Simmons First Bank of Northwest Arkansas and Simmons First Bank of El Dorado, N.A., banking subsidiaries of the Company, have made loans and other extensions of credit to directors, officers, employees and members of their immediate families, and from time to time directors, officers and employees and members of their immediate families have placed deposits with these banks. These loans, extensions of credit and deposits were made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Director Compensation

        Prior to August 1, 2003, the outside Directors of the Company were paid a $300 monthly retainer plus $400 for each meeting of the Board and $100 for each committee meeting attended. The Directors of the Company who also served as officers of the Company were paid a $300 monthly retainer plus $100 for each meeting of the Board attended.

        Effective on August 1, 2003, the Directors receive a monthly retained of $700 plus $750 for each meeting of the Board attended. In addition, each Director who serves as a committee chairman receives $300 for each committee meeting attended and other Directors receive $200 for each committee meeting attended.

        Each Director is provided coverage under the Company’s group term life insurance program. Directors up to age 65 receive a death benefit of $50,000 and directors over 65 but less than 70 years of age receive a death benefit of $25,000. The policy doubles the death benefit in the case of accidental death. In addition, each Director is reimbursed for out of pocket expenses, including travel, for attendance at meetings of the Board and its committees.

Communication with Directors

        Shareholders may communicate directly with the Board of Directors of the Company by sending correspondence to the address shown below. If the shareholder desires to communicate with a specific director, the correspondence should be addressed to such director. Any such correspondence addressed to the Board of Directors will be forwarded to the Chairman of the Board for review. The receipt of the correspondence and the nature of its content will be reported at the next Board meeting and appropriate action, if any, will be taken. Correspondence addressed to a specific director will be delivered to such director promptly after receipt by the Company. Each such director shall review the correspondence received and, if appropriate, report the receipt of the correspondence and the nature of its content to the Board of Directors at its next meeting, so that the appropriate action, if any may be taken.

        Correspondence should be addressed to:

         Simmons First National Corporation
         Board of Directors
         Attention:
         (Chairman or Specific Director)
         P.O. Box 7009
         Pine Bluff, Arkansas 71611

NOMINATING, COMPENSATION AND CORPORATE GOVERNANCE COMMITTEE

        During the 2003 the Nominating and Corporate Governance Committee was composed of Bill Clark, George Makris, Jr., Harry L. Ryburn, Mary Pringos (Director of Simmons First National Bank), W. E. Ayres (non-voting Advisory Director), Louis L. Ramsay, Jr. (non-voting Advisory Director),, and Jerry Watkins (non-voting Advisory Director), all of whom are independent in accordance with the NASDAQ listing standards. Effective January 1, 2004, the Executive Compensation and Retirement Committee and the Nominating and Corporate Governance Committee were merged to form the Nominating, Compensation and Corporate Governance Committee (“NCCGC”), which is composed of Harry L. Ryburn (Chairman), Bill Clark, George Makris, Jr. and Henry F. Trotter, Jr., all of whom are independent in accordance with applicable NASDAQ listing standards. The primary function of the NCCGC regarding nominations is to identify and recommend individuals to be presented to the Company’s shareholders for election or re-election.

Director Nominations and Qualifications

        The Board of Directors has not adopted a charter for the NCCGC, but has adopted by resolution certain corporate governance principles and procedures regarding nominations and criteria for proposing or recommending proposed nominees for election and re-election to the Board of Directors. The Board of Directors is responsible for recommending nominees for directors to the shareholders for election at the annual meeting. The Board has delegated the identification and evaluation of proposed nominees to the NCCGC, a committee of independent directors. The identification and evaluation of potential directors is a continuing responsibility of the committee. The committee has not in the past retained any third party to assist it in identifying candidates. A proposed director may be recommended to the Board at any time, however, a proposed nominee for director to be elected at the annual meeting must be presented to the Board of Directors for consideration not later than December 31 of the year immediately preceding such annual meeting.

        The NCCGC has not set any minimum qualifications for a proposed nominee to be eligible for recommendation to be elected as a director. The corporate governance principles provide that the NCCGC shall consider the following criteria in evaluating proposed nominees for director:

· Location of residence and business interests
· Type of business interests
· Age
· Knowledge of financial services
· Community involvement
· High leadership profile
· Ability to fit with the Company’s corporate culture
· Equity ownership in the Company

        There is no specified order or weighting of the foregoing criteria. The NCCGC has been encouraged to seek geographic diversity of residence of the future nominees so that no more than 50% of the Directors are residents of Pine Bluff, Arkansas.

Nominations from Shareholders

        The NCCGC will consider nominees for the Board of Directors recommended by shareholders with respect to elections to be held at an annual meeting. In order for the NCCGC to consider recommending a shareholder proposed nominee for election at the annual meeting, the shareholder proposing the nomination must provide notice of the intention to nominate a director in sufficient time for the consideration and action by the NCCGC. While no specific deadline has been set for notice of such nominations, notice provided to the NCCGC by a shareholder on or before the deadline for submission of shareholder proposals for the next annual meeting (October 28, 2004 for the 2005 meeting) should provide adequate time for consideration and action by the NCCGC prior to the December 31 deadline for reporting proposed nominations to the Board of Directors. Proposed nominations submitted after such date will be considered by the NCCGC, but no assurance can be made that such consideration will be completed and committee action taken by the NCCGC in time for inclusion of the proposed director in the proxy solicitation for the next annual meeting.

        The notice of a shareholder’s intention to nominate a director must include:

· information regarding the shareholder making the nomination, including name, address, and number of shares of SFNC that are beneficially owned by the shareholder;

· a representation that the shareholder is entitled to vote at the meeting at which directors will be elected, and that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

· the name and address of the person or persons being nominated and such other information regarding each nominated person that would be required in a proxy statement filed pursuant to the SEC’s proxy rules if the person had been nominated for election by the Board of Directors;

· a description of any arrangements or understandings between the shareholder and such nominee and any other persons (including their names), pursuant to which the nomination is made; and

                             · the consent of each such nominee to serve as a director if elected.

        The Chairman of the Board, other directors and executive officers may also recommend director nominees to the NCCGC. The committee will evaluate nominees recommended by shareholders against the same criteria, described above, used to evaluate other nominees.

EXECUTIVE COMPENSATION

        The tables below set forth the compensation for 2001, 2002 and 2003 of the Chief Executive Officer and the three highest paid executive officers of the Company whose salary exceeded $100,000 during 2003.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)[a]	Other Annual Compen- sation[b] ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	All Other Compen- sation[c] ($)
J. Thomas May,	2003	$353,730	$64,750	$11,400	$0	0	$81,665
Chief Executive	2002	$327,654	$73,956	$9,700	$0	0	$79,336
Officer	2001	$308,000	$73,933	$9,600	$466,500	110,000	$107,899
Barry L. Crow,	2003	$147,295	$32,375	$0	$0	0	$13,453
Executive Vice	2002	$142,314	$38,035	$0	$0	0	$11,953
President	2001	$137,501	$38,023	$0	$24,490	18,000	$11,449
Robert A. Fehlman,	2003	$112,372	$24,062	$0	$0	0	$9,578
Senior Vice President	2002	$100,297	$26,413	$0	$0	0	$7,812
& Controller	2001	$92,022	$26,405	$0	$17,143	12,600	$6,759
Tommie Jones,	2003	$105,017	$21,000	$0	$0	0	$9,092
Senior Vice President	2002	$92,505	$22,187	$0	$0	0	$7,641
& H. R. Director	2001	$83,544	$22,180	$0	$12,245	9,000	$6,941

    [a]        These amounts for 2003 were earned pursuant to the Executive Incentive Program, which is described in the Compensation Committee Report on Executive Compensation. For years prior to 2003, these amounts were earned pursuant to the Simmons First National Corporation Incentive Compensation Program.

    [b]        Fees paid to Directors for attendance at Board meetings of the Company and its subsidiaries.

    [c]         For 2003, this category includes for Mr. May contribution to the ESOP, $10,484, the Company’s matching contribution to the §401(k) Plan, $2,500, the accrual to his deferred compensation agreement, $67,841, and other life insurance premiums, $840; for Mr. Crow contribution to the ESOP, $10,466, the Company’s matching contribution to the §401(k) Plan, $2,496, and life insurance premiums, $491; for Mr. Fehlman contribution to the ESOP, $7,734, and the Company’s matching contribution to the §401(k) Plan, $1,844; and for Ms. Jones contribution to the ESOP, $7,064, the Company’s matching contribution to the §401(k) Plan, $1,684, and life insurance premiums, $344. Certain additional personal benefits, including club memberships, are granted to officers of the Company, including the named executive officers; however, in the Company’s estimation the value of such personal benefits to the named executive officers does not exceed the lesser of $50,000 or 10% of the aggregate compensation of any such officer.

Deferred Compensation and Change in Control Arrangements

        One of the individuals named above, J. Thomas May, is a party to a deferred compensation agreement,

under the terms of which Simmons First National Bank, agrees to pay to Mr. May, upon normal retirement at age 65, or upon death or disability prior to age 65, a monthly sum of deferred compensation equal to one twelfth (1/12) of fifty percent (50%) of the final average compensation (the average compensation paid to him by the employer for the most recent five consecutive calendar years), less the accrued monthly benefit to such individual under the deferred annuity received upon the termination of the Company’s pension plan; such payments begin the month following retirement and continue for 120 consecutive months or until the individual’s death, whichever shall occur later.

        Further, the deferred compensation agreement provides that, in the event of a change of control of the Company and the subsequent separation from service of Mr. May, eligibility to receive payments under the Agreement will be accelerated. In such circumstance, if Mr. May has attained age 60, the officer is entitled to commence receiving the specified monthly payments under the agreement immediately after separation from service, without any actuarial reduction due to age. If at such time he has not attained age 60, Mr. May will be entitled to immediately commence receiving 72 monthly payments equal to one twelfth (1/12) of fifty (50%) percent of the final average compensation, less the accrued monthly benefit to such individual then payable under the annuity received pursuant to the termination of the Company’s pension plan.

Aggregated Option/SAR Exercises in the Last Fiscal Year and Fiscal Year End Option Values

        The following table sets forth information with respect to the named executive officers concerning unexercised options held as of December 31, 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) [a] Exercisable/Unexercisable
J. Thomas May	9,000	$111,285	165,000 / 44,000	$2,452,050 / $679,580
Barry L. Crow	3,400	$32,197	19,600 / 7,600	$283,988 / $118,007
Robert A. Fehlman	0	$0	11,160 / 5,440	$172,410 / $ 84,646
Tommie Jones	600	$8,314	10,600 / 3,800	$144,898 / $ 59,004

    [a]        The Value Realized is computed using the difference between the market price upon the date of exercise and the option price. The Value of Unexercised In-the-Money Options at FY-End is computed using $27.57, the closing price on December 31, 2003.

Performance Graph

        The graph below shows a comparison of the cumulative total shareholder return (assuming reinvestment of dividends), as of December 31 of each year, for the Common Stock, the S&P 500 Index and the NASDAQ Bank Stock Index, assuming a $100 investment on December 31, 1998.

        Note: The results shown on the graph above is not indicative of future price performance.

Proxy Graph Data

	1998	1999	2000	2001	2002	2003
SFNC	$100	$69	$63	$95	$111	$171
NASDAQ Bank Index	$100	$96	$110	$119	$122	$157
S&P 500	$100	$121	$110	$97	$76	$97

Compensation Committee Report on Executive Compensation

        The Executive Compensation and Retirement Committee issued the following report on the general guidelines for executive compensation and the bases for establishing the compensation of the Chief Executive Officer:

General Compensation Guidelines for Executive Officers

        The Company currently utilizes a unitary compensation structure for its executive officers and the executive officers of its subsidiaries. The compensation program consists of four elements: Salary, Incentive Compensation, Stock Related Compensation, and Retirement Compensation.

        The Company, after consultation with a nationally recognized compensation advisory firm, has established job grades and determined the value of each job within the Company. Subject to adjustment for unique factors affecting the job or the executive, the Company targets the midpoint of the market salary range for each job grade, as adjusted annually, as the guide for salaries for executive officers, who are satisfactorily performing their duties.

        The Simmons First National Corporation Executive Incentive Program provides compensatory incentives for executive officers to reinforce achievement of the financial goals of the Company, its subsidiary banks and the participating executives. The plan establishes performance thresholds for the Company, each of the subsidiary banks and each of the participating executive officers. The performance thresholds for the Company are the prior year’s earnings per share and the current year’s targeted earnings per share. The performance thresholds for the subsidiary banks are the prior year’s net income and the current year’s targeted net income. The performance thresholds of the participating executives are based upon specific criteria affecting the performance of the Company or its subsidiaries within such officer’s area of responsibility. At the beginning of each year, participating executives are allocated incentive points, which are the basis of the executive’s participation within the program. Each such point allocated to an executive is assigned a maximum value of $100. The ultimate value of a point, if any, is based upon the achievement of the performance thresholds during the calendar year.

        Stock related compensation may consist of incentive stock options, non-qualified options (with or without stock appreciation rights) or restricted shares of the Company’s stock. Over the years the Company has maintained several different stock option and stock incentive plans. The Company currently maintains an executive stock incentive plan which authorizes the granting of incentive stock options, non-qualified options (with or without stock appreciation rights) or restricted shares of the Company’s stock to certain executive officers. The plans are designed to provide an incentive for the participating executive officers to enhance the long term financial performance of the Company and the value of the Common Stock. Participation under these plans has been offered to those executive officers whose long term employment and job performance can significantly affect the continued profitability of the Company and its subsidiary banks.

        The Company also maintains a Profit-Sharing/Employee Stock Ownership Plan and a §401(k) Plan to provide retirement benefits for substantially all of its employees, including its executive officers.

Bases for the Chief Executive Officer’s Compensation

        The compensation of the chief executive officer is set by the Executive Compensation and Retirement Committee and approved by the Board of Directors. The committee and the Board examine the annual market analysis provided by the compensation consultant retained by the Company prior to setting his compensation. The committee emphasizes incentive compensation for the chief executive officer, through the incentive compensation program and stock related compensation. In analyzing the compensation of the chief executive officer, the committee evaluates his performance in managing the operations as well as the financial results of operations of the Company. Among the criteria examined are management and leadership, revenue growth, expense control, net earnings, market share, acquisition and expansion activities and other factors material to the job performance of the chief executive officer.

        The chief executive officer was allocated 740 points in the executive incentive program. For him, the Company threshold was earnings per share. The personal thresholds for the chief executive officer were based upon income, expense, loan growth, asset quality, return on equity and documentation exceptions. The Company’s earnings per share exceeded the previous year’s earnings per share but did not meet the Company’s budgeted performance threshold for 2003. The Chief Executive Officer satisfied his personal performance thresholds. Based upon the Company’s performance, each of the points awarded to the chief Executive Officer were valued at $87.50 and the incentive compensation earned by the Chief Executive Officer was $64,750.

        In addition, Simmons First National Bank maintains a deferred compensation agreement for the chief executive officer, as a supplement to the retirement benefits available under the other plans. This agreement provides for a monthly benefit at age 65, or earlier upon death or disability, equal to 50% of the average monthly compensation of the executive officer during the prior five years and provides certain benefits, in the event of a change in control of the Company and the subsequent separation from service by the chief executive officer.

Executive Compensation & Retirement Committee

Harry L. Ryburn, Chairman       George Makris, Jr.      Henry F. Trotter, Jr.

Compensation Committee Interlocks and Insider Participation

        During 2003, the Executive Compensation and Retirement Committee was composed of Harry L. Ryburn, George Makris, Jr., Henry F. Trotter, Jr., W. E. Ayres (non-voting Advisory Director), Louis L. Ramsay, Jr. (non-voting Advisory Director) and Jerry Watkins (non-voting Advisory Director). None of the committee members were employed as officers or employees of the Company during 2003. Prior to retirement in 1983 and 1995, respectively, two of the advisory members, Louis L. Ramsay, Jr. and W. E. Ayres, were previously employed by the Company in various capacities, including Chief Executive Officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934 and the regulations issued thereunder require directors and certain officers of any company registered under that Act to file statements on SEC Forms 3, 4 & 5 with the Securities and Exchange Commission, showing their beneficial ownership in securities issued by such company. Based upon a review of such statements by the directors and officers of the Company for the preceding fiscal year, provided to the Company by such persons, the Company has not identified any person who failed to timely file the required statements during the preceding fiscal year.

AUDIT & SECURITY COMMITTEE

        During 2003, the Audit & Security Committee was composed of Bill Clark, Lara F. Hutt, III, George Makris, Jr. and David Perdue. Each of the listed committee members are independent as defined in Rule 4200 of the NASDAQ listing requirements. This committee provides assistance to the Board in fulfilling its responsibilities concerning accounting and reporting practices, by regularly reviewing the adequacy of the internal and external auditors, the disclosure of the financial affairs of the Company and its subsidiaries, the control systems of management and internal accounting controls. This Committee met 13 times in 2003. Attached as Annex A to this Proxy Statement is the Audit & Security Committee Charter adopted by the Board of Directors establishing the duties and responsibilities of this committee.

        The Board has determined that none of the members of the Audit & Security Committee meet the definition of “audit committee financial expert” as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. The Audit & Security Committee receives directly or has access to extensive information from reviews and examinations by the Company’s internal auditor, independent auditor and the various banking regulatory agencies having jurisdiction over the Company and its subsidiaries. We have not retained an audit committee financial expert to serve on our Board and the Audit & Security Committee because we believe that the present members of our committee have sufficient knowledge and experience in financial affairs to effectively perform their duties.

        The Company is required to obtain pre-approval by the Audit & Security Committee for all audit and permissible non-audit services obtained from our independent auditors. All services obtained from the independent auditors during 2003, whether audit services or permitted non-audit services were pre-approved by the Audit & Security Committee. The Audit Committee has not adopted any additional pre-approval policies and procedures, but consistent with its charter, which is set forth in Appendix A, it may do so in the future.

        The Audit & Security Committee issued the following report concerning its activities related to the Company for the previous year:

        The Audit & Security Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2003 with management.

        The Audit & Security Committee has discussed with BKD, LLP (“BKD”), its independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

        The Audit & Security Committee has received the written disclosures and the letter from independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with BKD its independence.

        Based upon the foregoing review and discussions, the Audit & Security Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10- K for the last fiscal year for filing with the Securities and Exchange Commission.

        In its analysis of the independence of BKD, the Audit & Security Committee considered whether the non-audit related professional services rendered by BKD to the Company, were compatible with maintaining the principal accountant’s independence.

Audit & Security Committee

Bill Clark      Lara F. Hutt, III   George Makris, Jr.    David Perdue

PROPOSAL TO REDUCE THE PAR VALUE OF THE
CLASS A COMMON STOCK OF THE CORPORATION AND
ELIMINATE THE AUTHORITY TO ISSUE CLASS B COMMON
STOCK, CLASS A PREFERRED STOCK AND CLASS B PREFERRED STOCK

        The third item to be acted upon is the approval of an amendment to the Articles of Incorporation of the Company reducing the par value of the Class A Common Stock of the Company from $1.00 to $0.01 and eliminating the authority of the Company to issue Class B Common Stock, Class A Preferred Stock and Class B Preferred Stock. If this proposal is approved the only type and class of capital stock which the Company will be authorized to issue will be Class A Common Stock, par value $0.01. The Board of Directors, at a special meeting on February 12, 2004, approved such an amendment to the Articles of Incorporation, by amending Article Fourth of the Articles of Incorporation to read as follows:

FOURTH: The authorized capital stock of this Corporation shall consist of 30,000,000 shares of Class A common stock having a par value of $0.01 per share with the powers, privileges, incidents, preferences and limitations hereinafter set forth:
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    (a)        The entire voting power of this Corporation shall be vested in the Class A common stock, and the holder of each share of the Class A common stock shall be entitled to one vote, in person or by proxy, for each share of such stock standing in the holder’s name on the books of the Corporation.

    (b)        No stockholder of the Corporation shall because of the ownership of stock have a pre-emptive or other right to purchase, subscribe for, or take any part of the stock or any part of the notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase stock of the Corporation issued, optioned, or sold by it. Any part of the capital stock and any part of the notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase stock of the Corporation authorized by the Articles of Incorporation or any amendment thereto duly filed, may at any time be issued, optioned for sale, and sold or disposed of by the Corporation pursuant to resolution of its Board of Directors to such persons and upon such terms as to such Board may seem proper without first offering such stock or securities or any part thereof to existing stockholders of any class.

    (c)        The Board of Directors of the Corporation shall have the power, at their discretion, to prepare and cause to be issued convertible bonds or debentures of the Corporation, whether or not secured by a sinking fund, pledge or other commitment, having such rights, conversion options into the Class A common stock of the Corporation, bearing such interest, having such maturity dates, with such restrictions, incidents, privileges, and characteristics, and in such amounts, total and individually, as may be determined by the Board of Directors to be appropriate for the corporate purposes.

Reduction in Par Value of Class A Common Stock

        Certain taxes which are assessed upon the Company are computed upon the aggregate par value of the outstanding stock of the Company. Management estimates that the adoption of the proposed amendment and the reduction in the aggregate par value of the Company’s outstanding Class A common stock may reduce the Company’s tax liability by as much as $37,800 per year based upon current tax rates and the number of shares of Class A common stock of the Company currently outstanding.

        The amendment, if adopted, will not change or affect the number of shares of Class A Common Stock of the Company outstanding or the number of such shares held by any shareholder. The change in par value will cause technical changes in the balance sheet as to the amounts shown as “Capital Stock” and “Surplus” thereon. Specifically, the amount shown as Capital Stock will be reduced from $1.00 times the number of shares of Class A Common Stock outstanding to $0.01 times the number of such shares outstanding, while Surplus will be increased in the same amount by which Capital Stock is reduced. Total Stockholders Equity will not change or be affected by the proposed amendment.

        To illustrate the effect that the proposed amendment would have on the balance sheet of the Company, the following shows the “Capital Stock” and “Surplus”, as of December 31, 2003, as shown in the financial statements of the Company and as such items would have been adjusted had the proposed amendment been in effect on December 31, 2003:

	December 31, 2003	Adjusted
Capital stock
Class A, common, authorized 30,000,000
shares, 14,101,521 issued and outstanding
at December 31, 2003	$14,102,000	$141,000
Surplus	35,988,000	49,949,000

	$50,090,000	$50,090,000

Elimination of Class B Common Stock, Class A Preferred Stock and Class B Preferred Stock

        In addition to the Class A Common Stock of the Company, of which 14,101,521 shares were outstanding on December 31, 2003, the Articles of Incorporation of the Company authorize the issuance of Class B common stock, Class A Preferred Stock and the Class B Preferred Stock (“Other Classes of Stock”). There are not now, nor has there ever been, any shares of the Other Classes of Stock issued or outstanding. The Company has no current plans or intentions regarding the issuance of any shares of the Other Classes of Stock. From time to time, management has received inquiries from stock analysts and certain institutional investors concerning the Other Classes of Stock and their plans and intentions about issuance of shares of such securities.

        After a review of the Articles of Incorporation governing the Other Classes of Stock, the Company has determined that the governing terms and provisions as set forth in the Articles of Incorporation may not be consistent with the current market practices concerning these types of securities. Management and the Board believe that if the Company were to decide to issue a second class of common stock or preferred stock that the terms of those securities should be established in connection with the issuance and that the shareholders of the Company at such time should have the opportunity to vote to approve the terms of such securities. Further, management believes that the elimination of the Other Classes of Stock may resolve any concerns that certain investors or prospective investors have raised and such elimination will not adversely affect any plans or intentions of the Board regarding the capitalization of the Company.

        The Board of Directors proposes to amend the Articles of Incorporation as set forth above and to restate the Articles of Incorporation of the Company with such amendment. The Board of Directors believes that it is in the best interests of the Company and its stockholders to reduce the par value of its Class A common stock and to eliminate the Class B common stock, Class A Preferred Stock and the Class B Preferred Stock.

        If authority to amend and restate the articles is granted by the stockholders at the Shareholders’ Meeting, management intends to file the Amended and Restated Articles of Incorporation immediately following such approval, and the Amended and Restated Articles of Incorporation will become effective upon filing with the Arkansas Secretary of State.

ADOPTION OF THIS PROPOSAL AND THE PROPOSED AMENDED AND RESTATED ARTICLES

OF INCORPORATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF COMMON STOCK OF SFNC ELIGIBLE TO VOTE AT THE SHAREHOLDERS’ MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        BKD, LLP (“BKD”) served as the Company’s auditors in 2003 and has been selected to serve in 2004. Representatives of BKD are expected to be present at the shareholders meeting with the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Audit Fees

        The aggregate fees billed to the Company for professional services rendered by BKD for the audit of the Company’s annual financial statements for the year ended December 31, 2003 and the reviews of the financial statements included in the Company’s Form 10-Q’s for 2003 were $210,975. The aggregate fees billed to the Company by BKD for such services in 2002 were $172,585.

Audit Related Fees

        The aggregate fees billed to the Company for professional services rendered by BKD for the audit related fees during 2003 were $62,150. The aggregate fees billed to the Company by BKD for such services in 2002 was $52,126. These services are primarily for the audits of employee benefit plans for which Simmons First Trust Company, N.A. is a fiduciary and for the audit of the common trust funds maintained by Simmons First Trust Company, N.A.

Tax Fees

        The aggregate fees billed to the Company for professional services rendered by BKD for tax services and preparation of tax returns during 2003 were $24,695. The aggregate fees billed to the Company by BKD for such services in 2002 was $31,090.

All Other Fees

        There were no fees billed to the Company by BKD for services other than those set forth above.

FINANCIAL STATEMENTS

        A copy of the annual report of the Company for 2003 on Form 10-K required to be filed with the Securities and Exchange Commission, including audited financial statements, is enclosed herewith. Such report and financial statements contained therein are not incorporated into this Proxy Statement and are not considered a part of the proxy soliciting materials, since they are not deemed material for the exercise of prudent judgment in regard to the matters to be acted upon at the meeting.

PROPOSALS FOR 2005 ANNUAL MEETING

        Shareholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the 2005 Annual Meeting of Shareholders must submit the proposal to the Company no later than October 28, 2004. Shareholders who intend to present a proposal at the 2005 Annual Meeting of Shareholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than January 11, 2005. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

        Management knows of no other matters to be brought before this annual meeting. However, if other matters should properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS:

John L. Rush, Secretary
Pine Bluff, Arkansas
February 20, 2004

ANNEX A

SIMMONS FIRST NATIONAL CORPORATION

AUDIT & SECURITY COMMITTEE CHARTER

FEBRUARY 12, 2004

A — 1

SIMMONS FIRST NATIONAL CORPORATION
AUDIT & SECURITY COMMITTEE CHARTER

        This charter identifies the authority, responsibility, membership requirements, purpose and objectives of the Audit & Security Committee of Simmons First National Corporation.

        The Audit & Security Committee is appointed by the Board to assist the Board in monitoring (1) the integrity and accuracy of financial reporting (2) compliance with legal and regulatory requirements (3) the adequacy of internal controls and (4) the independence and performance of internal and external auditors.

        The Audit & Security Committee shall have the authority to retain, with funding provided through the Internal Audit Budget, special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        The Audit & Security Committee shall make regular reports to the Board.

         The Audit & Security Committee shall:

1.	Be composed of a minimum of three members and be comprised of independent directors satisfying the independence standard as defined by the applicable listing standards of the NASDAQ.

2.	Strive to have at least one director on the Committee who has past employment experience in finance or accounting, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

3.	Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor, which shall report directly to the Committee.

4.	Pre-approve all services provided by the independent auditor, provided that the Chairman of the Committee shall be authorized to approve requests for services between scheduled meetings of the Committee, and such interim action shall be presented to the Committee at its next scheduled meeting.

5.	Be authorized to engage independent counsel and other advisers, as it determines to be necessary to carry out its duties.

6.	Receive funding from SFNC as the Committee deems necessary to compensate the independent auditor, compensate any independent advisors retained to assist the Committee in carrying out its duties.

7.	Determine that the independent external auditor has reviewed the audited financial statements with management and discussed with the Committee, any major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the financial statements.

8.	Review major changes to the auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

9.	Ensure rotation of the lead audit partner every five years.

10.	Evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor.

11.	Review the appointment and replacement of the senior internal auditing executive.

12.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

A — 2

13.	At their discretion meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14.	Discuss with the independent auditor the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. This will include a review of all fees paid to the independent Auditor to ensure that independence has not been impaired.

15.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and responses to that letter. Such review should include:

(a)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

(b)	Any disagreements with management regarding financial reporting.

(c)	Any changes required in the planned scope of the internal audit.

(d)	The internal audit department responsibilities, budget and staffing.

16.	Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

17.	Establish/ document procedures to respond to internal and external complaints received on accounting and auditing matters. (See Appendix A)

        While the Audit & Security Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Such duties are the responsibility of management and the independent auditor.

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APPENDIX A

SIMMONS FIRST NATIONAL CORPORATION

Procedures for the Submission of Complaints or Concerns Regarding Financial
Statement Disclosures, Accounting, Internal Accounting Controls or Auditing Matters

1.	Any complaints received regarding financial statement disclosures, accounting, internal accounting controls or auditing matters received by Simmons First National Corporation (“SFNC”) or any of its subsidiaries shall be forwarded to the Audit & Security Committee of the SFNC Board of Directors

2.	Any employee of SFNC or its subsidiaries may submit, on a confidential, anonymous basis if the employee so desires, any concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters by setting forth such concerns in writing and forwarding them to the address below in a sealed envelope to the Chairman of the Audit & Security Committee, or to the Corporate Secretary, such envelope to be labeled with a legend such as: “To be opened by the Audit & Security Committee only.” If an employee would like to discuss any matter with the Audit & Security Committee, the employee should indicate this in the submission and include a telephone number at which he or she might be contacted if the Committee deems it appropriate. Any such envelopes received by the Corporate Secretary shall be promptly forwarded unopened to the Chairman of the Audit & Security Committee.

3.	At each of its meetings, including any special meeting called by the Chairman of the Committee following the receipt of any information pursuant to this Appendix, the Audit & Security Committee shall review and consider any such complaints or concerns that it has received and take any action that it deems appropriate in order to respond thereto.

4.	The Audit & Security Committee shall retain any such complaints or concerns for a period of no less than 7 years.

Chairman, Audit & Security Committee
Simmons First National Corporation
P.O. Box 7009
Pine Bluff, AR 71611-7009
(To be opened by the Audit & Security Committee only)

Secretary, Corporate Board
Simmons First National Corporation
P.O. Box 7009
Pine Bluff, AR 71611-7009
(To be opened by the Audit & Security Committee only)

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PROXY BALLOT
SIMMONS FIRST NATIONAL CORPORATION
March 30, 2004

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS, MARCH 30, 2004

The undersigned hereby constitutes and appoints William C. Bridgforth, Barry L. Crow and Rita Gronwald as Proxies, each with the power of substitution, to represent and vote as designated on this proxy card all of the shares of common stock of Simmons First National Corporation held of record by the undersigned on January 22, 2004, at the Annual Meeting of Shareholders to be held on March 30, 2004, and any adjournment thereof.

This proxy, when properly executed, will be voted as directed. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

    (1)         PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT EIGHT.

__ FOR      __ AGAINST      __ ABSTAIN

    (2)        ELECTION OF DIRECTORS (mark only one box)

                __  FOR ALL NOMINEES
                __  WITHHOLD AUTHORITY FOR ALL NOMINEES
                __  WITHHOLD AUTHORITY FOR CERTAIN NOMINEES below whose names have been lined through:

                          William E. Clark          Lara F. Hutt, III               J. Thomas May          Dr. Harry L. Ryburn
                          Steven A. Cosse        George A. Makris, Jr.    David R. Perdue         Henry F. Trotter, Jr.

    (3)  PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO REDUCE THE PAR VALUE OF THE CLASS A COMMON STOCK   OF THE COMPANY FROM $1.00 PER SHARE TO $0.01 PER SHARE AND TO ELIMINATE THE AUTHORITY TO ISSUE CLASS B COMMON STOCK, CLASS A PREFERRED STOCK AND CLASS B PREFERRED STOCK

   (4) Upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The undersigned acknowledges receipt of this ballot, Notice of Annual Meeting, Proxy Statement, and Form10-K.

______________________________________________     _________________
                                                                                  Date

______________________________________________     _________________
Signature(s) of Shareholder(s)                           Date

IMPORTANT:   Please date this proxy and sign your name exactly as your name appears and return promptly in the envelope provided.

Please make reservations for

Simmons First National Corporation
S H A R E H O L D E R ' S D I N N E R

6:30 in the Evening

March 30, 2004

The Pine Bluff Convention
Center Banquet Hall

D I N N E R R E S E R V A T I O N C A R D

_______ I will attend

                      _______ A guest and I will attend

         _______ I will NOT attend